Exhibit 10.3

AMENDMENT NO. 7 TO FOUR CORNERS PROJECT CO-TENANCY AGREEMENT

THIS AMENDMENT NO. 7 TO FOUR CORNERS PROJECT CO-TENANCY AGREEMENT (this “Amendment”) is made and entered into as of December 30, 2013, by and among ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation (“Arizona”); EL PASO ELECTRIC COMPANY, a Texas corporation (“El Paso”); PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation (“New Mexico”); SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district, organized and existing under the laws of the State of Arizona (“Salt River Project”); SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation (“Edison”); and TUCSON ELECTRIC POWER COMPANY, an Arizona corporation (“Tucson”).  Arizona, El Paso, New Mexico, Salt River Project, Edison and Tucson are herein collectively referred to as the “Parties”.

RECITALS

The Parties entered into the Four Corners Project Co-Tenancy Agreement, effective as of July 19, 1966, and amendments thereto through Amendment No. 6, dated February 3, 2000 (as amended by such amendments, the “Co-Tenancy Agreement”), providing, among other things, for the allocation of ownership in the Four Corners Project.

Arizona and Edison are parties to a Purchase and Sale Agreement, dated as of November 8, 2010 (the “Purchase Agreement”), providing, among other things, for the sale by Edison to Arizona, and the purchase by Arizona from Edison, of Edison’s interests in the Four Corners Project and the Facilities Switchyard (the “Edison Interest Transfer”).

Following the Edison Interest Transfer, Arizona, the owner of the Initial Four Corners Plant, intends to retire Units 1, 2 and 3 of the Initial Four Corners Plant.

This Amendment will take effect on the Amendment No. 7 Effective Date, as defined herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.                                      Defined Terms.  Defined terms used but not defined in this Amendment shall have the respective meanings ascribed to such terms in the Co-Tenancy Agreement.

2.                                      Amendment of Section 1.  Section 1 is hereby amended to delete “SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation (hereinafter referred to as “Edison”);” from the eighth line thereof.

3.                                      Amendment of Section 2.5.  Section 2.5 is hereby amended to substitute “Southern California Edison Company, a California corporation (hereinafter referred to as “Edison”)” for “Edison” in the first line thereof, and to add the following immediately following the last sentence thereof:  “Amendment No. 7 to this Agreement (“Amendment No. 7”) provides, among other things, for updated ownership percentages as they existed following the consummation of the transfer to Arizona by Edison of Edison’s interests in the Four Corners Project pursuant to that certain Purchase and Sale Agreement, dated as of November 8, 2010 (the “Purchase Agreement”).  As of the effective date of Amendment No. 7, Edison is no longer a party to this Agreement, and all references to Edison as well as Edison’s designation as a Participant, as that term is defined in Section 5.27 herein, are limited to facts or matters occurring or agreements entered into prior to the effective date of Amendment No. 7.”

4.                                      Amendment of Section 5.11(a).  Section 5.11(a) is hereby amended to delete the language after “Clerk,” in the sixth line and replace it with “as amended from time to time.”  References in the Co-Tenancy Agreement to the effective date thereof or of a particular provision or instrument shall mean the effective date of the original Co-Tenancy Agreement or of the particular provision or instrument when first referenced in the original Co-Tenancy Agreement as then amended.”

5.                                      Amendment of Section 5.27.  Section 5.27 is hereby amended to delete “, Edison” in the second line thereof, to add the following clause immediately following “Project” in the third line thereof:  “, and, when referring specifically to facts or matters occurring or agreements entered into prior to the effective date of Amendment No. 7, Edison”,” and to add the following sentence immediately following the last sentence thereof:  “The term “Original Participants” shall refer to “Arizona, El Paso, New Mexico, Salt River Project, Edison and Tucson.”.

6.                                      Amendment of Section 6.2.  Section 6.2 is hereby amended to read in full as follows:

“6.2  The Participants shall hold title to and own as tenants in common all the facilities forming part of the Four Corners Project (excluding the Common Facilities, the Switchyard Facilities, the New Facilities, the Related Facilities not included in the New Facilities, and the Reserve Auxiliary Power Source) as follows:

6.2.1  Arizona shall own an undivided 63% interest therein.

6.2.2  El Paso shall own an undivided 7% interest therein.

6.2.3  New Mexico shall own an undivided 13% interest therein.

6.2.4  Salt River Project shall own an undivided 10% interest therein.

6.2.5  Tucson shall own an undivided 7% interest therein.”

7.                                      Amendment of Section 6.2(a).  Section 6.2(a) is hereby amended to read in full as follows:

“6.2(a)  The Participants shall hold title to and own as tenants in common the Related Facilities not included in the New Facilities existing on the effective date of Amendment No. 7 as follows:

6.2(a)1  Arizona shall own an undivided 73.20% interest therein.

6.2(a)2  El Paso shall own an undivided 5.07% interest therein.

6.2(a)3  New Mexico shall own an undivided 9.42% interest therein.

6.2(a)4  Salt River Project shall own an undivided 7.24% interest therein.

6.2(a)5  Tucson shall own an undivided 5.07% interest therein.

The Participants shall hold title to and own as tenants in common all Related Facilities, including improvements thereto, acquired or constructed after the effective date of Amendment No. 7 as follows:

6.2(a)6  Arizona shall own an undivided 63% interest therein.

6.2(a)7  El Paso shall own an undivided 7% interest therein.

6.2(a)8  New Mexico shall own an undivided 13% interest therein.

6.2(a)9  Salt River Project shall own an undivided 10% interest therein.

6.2(a)10  Tucson shall own an undivided 7% interest therein.”

8.                                      Amendment of Section 6.3.1.  Section 6.3.1 is hereby amended to substitute “63%” for “15%” in the first line thereof.

9.                                      Amendment of Section 6.3.2.  Section 6.3.2 is hereby amended to substitute “[Reserved]” for the text thereof.

10.                               Amendment of Section 6.3(a)1.  Section 6.3(a)1 is hereby amended to substitute “Arizona” for “Edison” in the first line thereof.

11.                               Amendment of Section 6.4.1.  Section 6.4.1 is hereby amended to substitute “63%” for “15%” in the first line thereof.

12.                               Amendment of Section 6.4.2.  Section 6.4.2 is hereby amended to substitute “[Reserved]” for the text thereof.

13.                               Amendment of Section 6.5.  Section 6.5 is hereby amended read in full as follows:

“6.5  The Participants shall hold title to and own as tenants in common the Common Facilities and the Existing Related Facilities included in the New Facilities, in both cases, existing on the effective date of Amendment No. 7 as follows:

6.5.1  Arizona shall own an undivided 73.20% interest therein.

6.5.2  El Paso shall own an undivided 5.07% interest therein.

6.5.3  New Mexico shall own an undivided 9.42% interest therein.

6.5.4  Salt River Project shall own an undivided 7.24% interest therein.

6.5.5  Tucson shall own an undivided 5.07% interest therein.

The Participants shall hold title to and own as tenants in common all Future Related Facilities, including improvements thereto, acquired or constructed after the effective date of Amendment No. 7 as follows:

6.5.6  Arizona shall own an undivided 63% interest therein.

6.5.7  El Paso shall own an undivided 7% interest therein.

6.5.8  New Mexico shall own an undivided 13% interest therein.

6.5.9  Salt River Project shall own an undivided 10% interest therein.

6.5.10  Tucson shall own an undivided 7% interest therein.”

14.                               Amendment of Section 6.6.1.  Section 6.6.1 is hereby amended to substitute “63%” for “15%” in the first line thereof.

15.                               Amendment of Section 6.6.2.  Section 6.6.2 is hereby amended to substitute “[Reserved]” for the text thereof.

16.                               Amendment of Section 6.7.  Section 6.7 is hereby amended to delete “Edison,” from the second line thereof.

17.                               Amendment of Section 6.8.  Section 6.8 is hereby amended to delete “Edison,” from the second line thereof.

18.                               Amendment of Section 6.9.  Section 6.9 is hereby amended to delete “Edison,” from the third line thereof.

19.                               Amendment of Section 7.1.1.  Section 7.1.1 is hereby amended to substitute “75.33%” for “43.33%” in the first line thereof.

20.                               Amendment of Section 7.1.2.  Section 7.1.2 is hereby amended to substitute “[Reserved]” for the text thereof.

21.                               Amendment of Section 7.2.1.  Section 7.2.1 is hereby amended to substitute “52.23%” for “40.23%” in the first line thereof.

22.                               Amendment of Section 7.2.2.  Section 7.2.2 is hereby amended to substitute “[Reserved]” for the text thereof.

23.                               Amendment of Section 7.3.1.  Section 7.3.1 is hereby amended to substitute “63%” for “15%” in the first line thereof.

24.                               Amendment of Section 7.3.2.  Section 7.3.2 is hereby amended to substitute “[Reserved]” for the text thereof.

25.                               Amendment of Section 7.4.1.  Section 7.4.1 is hereby amended to substitute “57.90%” for “54.44%” in the first line thereof.

26.                               Amendment of Section 7.4.2.  Section 7.4.2 is hereby amended to substitute “[Reserved]” for the text thereof.

27.                               Amendment of Section 7.5.1.  Section 7.5.1 is hereby amended to substitute “62.45%” for “19.25%” in the first line thereof.

28.                               Amendment of Section 7.5.2.  Section 7.5.2 is hereby amended to substitute “[Reserved]” for the text thereof.

29.                               Amendment of Section 7.7.  Section 7.7 is hereby amended to delete “Edison,” from the second line thereof.

30.                               Amendment of Section 8.1.1.  Section 8.1.1 is hereby amended to substitute “63%” for “15%” in the first line thereof.

31.                               Amendment of Section 8.1.2.  Section 8.1.2 is hereby amended to substitute “[Reserved]” for the text thereof.

32.                               Amendment of Section 10.1.  Section 10.1 is hereby amended to read in full as follows:

“10.1                  If, because of emergency or planned shutdowns of Common Facilities or Related Facilities or the curtailment for any cause in the use thereof, Units 1, 2, 3 (prior to their respective retirements), 4 and 5 are not all operable simultaneously and continuously at their Net Effective Generating Capacity, then the reduced capacity entitlement of each Participant, because of the inability to operate said Units simultaneously and continuously at their Net Effective Generating Capacity, shall be determined as follows:

Reduced Capacity Entitlement of
Initial Four Corners Plant

C = N x NEGC1
              NEGC2

Reduced Capacity Entitlement of
Four Corners Project

CD1U = N x (NEGC2 — NEGC1) x P
                              NEGC2

Where:

C = Reduced capacity entitlement of Arizona in Initial Four Corners Plant.

CD 1U = With respect to each Participant, the reduced capacity entitlement of such Participant in the Four Corners Project.

N = Reduced Net Effective Generating Capacity of the Enlarged Four Corners Generating Station.

NEGC1 = The Net Effective Generating Capacity of the Initial Four Corners Plant at the time of such emergency or planned shutdown or curtailment.

NEGC2 = The Net Effective Generating Capacity of the Enlarged Four Corners Generating Station at the time of such emergency or planned shutdown or curtailment.

P = With respect to each Participant, such Participant’s percentage of Net Effective Generation under Section 8.1.”

33.                               Amendment of Section 10.3.  Section 10.3 is hereby amended to read in full as follows:

“10.3                  Except as otherwise provided in this Section 10, no Participant shall exercise its rights relating to the Common Facilities or Related Facilities so as to endanger or unreasonably interfere with the operation of the Initial Four Corners Plant (prior to the retirement of each of Units 1, 2 and 3 of the Initial Four Corners Plant) or the Four Corners Project.”

34.                               Compliance with Section 13.11.2 and Section 13.12 of the Co-Tenancy Agreement.  In accordance with Section 13.11.2 of the Co-Tenancy Agreement, Arizona agrees to assume from and after the Amendment No. 7 Effective Date the obligations and duties of Edison under the Project Agreements.  In accordance with Section 13.12 of the Co-Tenancy Agreement, Arizona agrees that it shall not transfer or assign all or any portion of the Transfer Interest acquired by Arizona upon consummation of the Edison Interest Transfer without complying with Section 13 of the Co-Tenancy Agreement.

35.                               Amendment of Section 23.1.3.36.           Section 23.1.3 is hereby amended to read in full as follows:

“23.1.3  Public Service Company of New Mexico
c/o Secretary
Main Offices
Albuquerque, New Mexico 87158-1245”

36.                               Amendment of Section 23.1.537.              .  Section 23.1.5 is hereby amended to substitute “[Reserved]” for the text thereof.

37.                               Amendment of Exhibit 2, Figure 1.  Figure 1 of Exhibit 2 is hereby replaced in its entirety by Figure 1 attached to this Amendment.

38.                               Amendment No. 7 Effective Date; Termination.  The “Amendment No. 7 Effective Date” means the date of consummation of the Edison Interest Transfer pursuant to the Purchase Agreement (the “Edison Transfer Closing Date”); provided, however, that this Amendment will terminate if (a) Arizona or Edison provides written notice to the Parties to the effect that the Edison Transfer Closing Date will not occur, or (b) the Purchase Agreement is terminated, or (c) the Edison Transfer Closing Date does not occur on or prior to December 31, 2013.

39.                               Notices.  Any notice provided for in this Amendment shall be deemed properly served, given or made if delivered in person or sent by registered or certified mail, postage prepaid, to the persons specified below:

Arizona Public Service Company

c/o Secretary

P.O. Box 53999

Phoenix, Arizona 85072 3999

El Paso Electric Company

c/o Secretary

P.O. Box 982

El Paso, Texas 79960

Public Service Company of New Mexico

c/o Secretary

Main Offices

Albuquerque, New Mexico 87158-1245

Salt River Project Agricultural

Improvement and Power District

c/o Secretary

P.O. Box 1980

Phoenix, Arizona 85281

Southern California Edison Company

c/o Secretary

P.O. Box 800

Rosemead, California 91770

Tucson Electric Power Company

c/o Secretary

P.O. Box 711

Tucson, Arizona 85702

40.                               Effect of Amendment.  The Parties acknowledge and agree that (a) except as specifically amended by this Amendment, the Co-Tenancy Agreement is unamended, and (b) the Co-Tenancy Agreement, as amended by this Amendment, remains in full force and effect.

41.                               Counterparts; Facsimile.  This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.  Any facsimile copies hereof or signature hereon shall, for all purposes, be deemed originals.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written.

ARIZONA PUBLIC SERVICE COMPANY

By:	/s/ David A. Hansen
Its:	V.P. Fossil Generation

EL PASO ELECTRIC COMPANY

By:	/s/ T V Shockley
Its:	Chief Executive Officer

PUBLIC SERVICE COMPANY OF NEW MEXICO

By:	/s/ Chris Olson
Its:	Vice President, PNM Generation

SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT

By:	/s/ Mike Hummel
Its:	Associate General Manager & Chief
Power System Executive

Reviewed by SRP Legal Services

By:	/s/ Karilee S. Ramaley
Its:	Senior Attorney

SOUTHERN CALIFORNIA EDISON COMPANY

By:	/s/ Robert C. Boada
Its:	Vice President and Treasurer

TUCSON ELECTRIC POWER COMPANY
By:	/s/ Mark Mansfield
Its:	VP Generation

Signature Page to

Amendment No. 7 to Project Co-Tenancy Agreement